UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

TKO GROUP HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41797	92-3569035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fifth Ave, 7th Floor
New York, New York		10010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646-558-8333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TKO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 11, 2025, TKO Group Holdings, Inc. (the “Company”) issued a press release announcing a new media rights agreement with Paramount, a Skydance Corporation (“Paramount”), to distribute UFC events in the U.S. as further described in Item 8.01 of this Current Report on Form 8-K. The full text of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On August 11, 2025, the Company announced a new media rights agreement (the “Agreement”) with Paramount with a seven-year term and an average annual value (“AAV”) of $1.1 billion, through which Paramount will become the exclusive home of all UFC events in the U.S. beginning in 2026. Pursuant to the Agreement, UFC’s full slate of marquee numbered events and Fight Nights will be distributed via Paramount’s direct-to-consumer streaming platform, Paramount+, with select events to be simulcast on CBS, Paramount’s broadcast network. The Agreement’s payment schedule is weighted more toward the back end of the deal. We expect our revenue recognition to be consistent with our other large, media rights contracts and in line with the sports media rights industry standard of being similar each year with single digit percent annual escalators.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 11, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKO GROUP HOLDINGS, INC.

Date: August 11, 2025	By:	/s/ Andrew Schleimer
	Name:	Andrew Schleimer
	Title:	Chief Financial Officer